                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 15, 2004
                                                        (December 15, 2004)

                           ---------------------------

                         NorthStar Realty Finance Corp.
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             (Exact name of registrant as specified in its charter)

   Maryland                         001-32330                    11-3707493
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                 527 Madison Avenue, 16th Floor, New York 10022
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               (Address of principal executive offices) (Zip Code)

                                 (212) 319-8801
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                         NorthStar Realty Finance Corp.
                           Current Report on Form 8-K

ITEM 7.01  REGULATION FD DISCLOSURE.

         On December 15, 2004, NorthStar Realty Finance Corp. (the "Company")
issued a press release announcing an update of its progress toward filing the
Company's Quarterly Report on Form 10-Q for the quarterly period ended September
30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number
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                99.1    Press Release, dated December 15, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2004                   NORTHSTAR REALTY FINANCE CORP.

                                            By:    /s/ Mark E. Chertok
                                                ------------------------------
                                                Name:  Mark E. Chetok
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit Number
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               99.1           Press Release, dated December 15, 2004.